Exhibit 99.1

ALLEGHANY CORPORATION

7 Times Square Tower, 17th Floor

New York, NY 10036

ALLEGHANY CORPORATION REPORTS 2012 THIRD QUARTER RESULTS:

STOCKHOLDERS’ EQUITY PER COMMON SHARE

INCREASES 13.6% SINCE 2011 YEAR-END

NEW YORK, NY, November 6, 2012 – Alleghany Corporation (NYSE-Y) reported stockholders’ equity per common share of $388.67 as of September 30, 2012, an increase of 13.6% from stockholders’ equity per common share of $342.12 at 2011 year-end. Stockholders’ equity per common share as of September 30, 2012 reflects 8,360,959 shares issued in connection with the merger between Alleghany and Transatlantic Holdings, Inc., which closed on March 6, 2012. Alleghany’s results for the first nine months of 2012 include Transatlantic’s operations subsequent to the closing date.

Highlights include:

•

An increase in stockholders’ equity to approximately $6.6 billion as of September 30, 2012 from approximately $2.9 billion as of December 31, 2011, primarily reflecting both the merger and Alleghany’s net earnings in the first nine months of 2012.

•	Cash and invested assets as of September 30, 2012 of approximately $19.0 billion, compared with $4.9 billion at December 31, 2011.

•	2012 third quarter pre-tax earnings, before merger-related items, of $224.2 million, compared with $33.7 million for the 2011 third quarter.

•	2012 third quarter net earnings of $125.4 million or $7.41 per common share (presented on a basic basis throughout), compared with $19.2 million or $2.17 per common share, for the 2011 third quarter.

•	2012 year-to-date pre-tax earnings, before merger-related items, of $658.9 million, compared with $139.4 million for the corresponding 2011 period.

•	2012 year-to-date net earnings of $794.9 million or $53.19 per common share, compared with $105.6 million or $11.89 per common share for the corresponding 2011 period.

•

2012 year-to-date results include merger-related items associated with the purchase of Transatlantic, including a gain of $494.9 million resulting from the application of purchase accounting treatment, amortization of intangible assets of $213.4 million and transaction costs of $33.8 million.

A summary of Alleghany’s pre-tax results for the three and nine months ended September 30, 2012 and 2011 follows:

	Three Months ended September 30,			Nine Months ended September 30,
(in millions)	2012	2011	Change	2012	2011	Change
Underwriting profit (loss):
Reinsurance	$137.5	$—	$137.5	$369.2	$—	$369.2
Insurance	28.5	0.2	28.3	73.1	40.8	32.3

	166.0	0.2	165.8	442.3	40.8	401.5
Net investment income	90.5	22.1	68.4	234.6	82.2	152.4
Net realized capital gains	12.4	22.7	(10.3)	119.8	63.9	55.9
Other than temporary impairment losses	—	(2.8)	2.8	(2.9)	(2.8)	(0.1)
Other income	33.8	0.3	33.5	43.4	1.5	41.9
Other operating expenses	(47.4)	(1.8)	(45.6)	(97.9)	(19.0)	(78.9)
Corporate administration	(9.3)	(2.7)	(6.6)	(33.9)	(14.1)	(19.8)
Interest expense	(21.8)	(4.3)	(17.5)	(46.5)	(13.1)	(33.4)

Net earnings before merger related items and income taxes	$224.2	$33.7	$190.5	$658.9	$139.4	$519.5
Merger-related items:
Gain on bargain purchase	—	—	—	494.9	—	494.9
Amortization of intangible assets*	(73.3)	(0.8)	(72.5)	(213.4)	(2.5)	(210.9)
Transaction costs	—	—	—	(33.8)	—	(33.8)

	(73.3)	(0.8)	(72.5)	247.7	(2.5)	250.2
Earnings before income taxes	$150.9	$32.9	$118.0	$906.6	$136.9	$769.7

*	Include immaterial amounts of ongoing amortization arising from the acquisition of subsidiaries other than Transatlantic.

Weston M. Hicks, President and chief executive officer, commented:

“Growth in Alleghany’s book value in the third quarter and year to date reflects the benefits of the Transatlantic merger, favorable underwriting results at Transatlantic and RSUI, and a 5.1% total return on our investment portfolio. We continue to see good premium growth at RSUI and in Capitol Transamerica’s continuing business driven by increased submissions coupled with modest overall rate increases. We believe we have also started to see the beginning of a much needed recovery in the California workers’ compensation market.”

“Hurricane Sandy, which recently hit the U.S. East Coast, was a large and complex event. Transatlantic and RSUI have significant underwriting exposures in the affected areas and their top priority is to handle clients’ claims from Sandy. Transatlantic and RSUI are also in the process of analyzing claims data and other information to estimate their ultimate losses from this event; however, it is too early to determine a reliable loss estimate. Alleghany and its subsidiaries are well-capitalized and maintain significant liquidity, including approximately $900 million of available holding company funds.”

2012 Third Quarter Underwriting Income Information

Alleghany’s underwriting profit for the 2012 third quarter was $166.0 million, compared with $0.2 million in the third quarter of 2011, reflecting the contribution of $137.5 million of underwriting profit from the reinsurance segment (comprised of Transatlantic’s operations), and to a lesser extent, an increase in the insurance segment’s underwriting profit. The reinsurance segment’s underwriting profit for the quarter was due primarily to the lack of large property losses and the favorable impact of purchase accounting on Transatlantic’s expense ratio. The insurance segment’s underwriting profit for the quarter was due primarily to strong third quarter performance at RSUI, including improved property market pricing and lower catastrophe and non-catastrophe property losses, partially offset by the impact of a net adverse reserve development at Capitol Transamerica during the quarter.

Total net premiums written for the quarter were $1,043 million, compared with $190 million for the 2011 third quarter. The insurance segment’s net written premium for the quarter increased by 5.1% to $199.6 million from the 2011 third quarter.

Alleghany’s combined ratio for the quarter was 84.8%, compared with 99.9% in the 2011 third quarter. The reinsurance segment’s combined ratio for the quarter was 84.4%, and the insurance segment’s combined ratio was 86.5%, compared with 99.9% during the 2011 third quarter.

2012 Year-to-Date Underwriting Income Information

Alleghany’s underwriting profit for the first nine months of 2012 was $442.3 million, compared with $40.8 million in the first nine months of 2011. The increase reflects the contribution of $369.2 million of reinsurance segment underwriting profit during the 208-day period of Alleghany’s ownership of Transatlantic, and to a lesser extent, an increase in insurance segment underwriting profit. The reinsurance segment’s underwriting profit during the period was due primarily to the lack of large property losses and the favorable impact of purchase accounting on Transatlantic’s expense ratio. The insurance segment’s underwriting profit during the period was due primarily to strong performance at RSUI, including improved property market pricing, and the absence of adverse reserve development at PacificComp that was significant in the 2011 period, partially offset by the impact of net adverse reserve development at Capitol Transamerica.

Total net premiums written for the period were $2,700 million, compared with $601 million for the first nine months of 2011. The insurance segment’s net written premium for the period increased by 12.8% to $678.3 million from the first nine months of 2011.

Alleghany’s combined ratio for the period was 83.1%, compared with 92.6% during the first nine months of 2011. The reinsurance segment’s combined ratio for the period was 81.7%, and the insurance segment’s combined ratio was 87.9%, compared with 92.6% during the first nine months of 2011.

Investment Performance

Alleghany’s net investment income for the third quarter and first nine months of 2012 was $90.5 million and $234.6 million, respectively, an increase of 310% and 185% over the corresponding 2011 periods, reflecting the addition of Transatlantic’s investment portfolio. The interest income earned on Transatlantic’s fixed income portfolio is net of a significant increase to amortization expense resulting from the write-up of the portfolio’s amortized cost basis to its fair value as of the acquisition date. This increased amortization expense reduced Transatlantic’s reported net investment income, compared with Transatlantic’s net investment income prior to the merger. Alleghany’s investment portfolio, excluding other invested assets, was $18.1 billion as of September 30, 2012. The total return on the investment portfolio, excluding other invested assets, for the first nine months of 2012 was 5.1%, including returns of 4.0% on the fixed income portfolio and 6.6% on the equity portfolio. The equity portfolio return compares with a 16.4% total return for the S&P 500 for the first nine months of 2012.

Share Repurchase Authorization

In October 2012, Alleghany’s Board of Directors authorized the repurchase of shares of its common stock, at such times and at prices as management determines advisable, up to an aggregate of $300.0 million.

Additional Information

Additional information regarding Alleghany’s 2012 third quarter and year-to-date results, including management’s discussion and analysis of Alleghany’s financial condition and results of operations, is contained in Alleghany’s Quarterly Report on Form 10-Q for the period ended September 30, 2012, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) on or about the date hereof. The Form 10-Q will be available on Alleghany’s website at www.alleghany.com and on the SEC’s website at www.sec.gov. Readers are urged to review the Form 10-Q for a more complete discussion of Alleghany’s financial performance.

About Alleghany Corporation

Alleghany Corporation (NYSE-Y) creates stockholder value through the ownership and management of operating subsidiaries and investments, anchored by a core position in property and casualty reinsurance and insurance. Alleghany’s property and casualty subsidiaries include: Transatlantic Holdings, Inc., a leading global reinsurance organization headquartered in New York; RSUI Group, Inc., a national underwriter of specialty property and liability insurance coverages; Capitol Transamerica Corporation, an underwriter of specialty property, casualty and surety insurance coverages; and Pacific Compensation Corporation, an underwriter of workers’ compensation insurance primarily in California.

Comment on Regulation G

Throughout this press release, Alleghany’s results of operations have been presented in the way that Alleghany believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use financial information in evaluating the performance of Alleghany. This presentation includes the use of underwriting profit, which is a “non-GAAP financial measure,” as such term is defined in Regulation G promulgated by the SEC. Underwriting profit represents net premiums earned less net loss and loss adjustment expense and commissions, brokerage and other underwriting expenses, all as determined in accordance with U.S. GAAP, and does not include net investment income, net realized capital gains, other than temporary impairment losses, other income, other operating expenses, amortization of intangible assets or interest expense. Alleghany consistently uses underwriting profit as a supplement to earnings before income taxes, the most comparable U.S. GAAP financial measure, to evaluate the performance of its segments and believes that underwriting profit provides useful additional information to investors because it highlights net earnings attributable to a segment’s underwriting performance. Earnings before income taxes may show a profit despite an underlying underwriting loss, and when underwriting losses persist over extended periods, a reinsurance or insurance company’s ability to continue as an ongoing concern may be at risk. However, underwriting profit is not meant to be considered in isolation or as a substitute for earnings before income taxes or any other measures of operating performance prepared in accordance with U.S. GAAP. A reconciliation of underwriting profit to earnings before income taxes is presented in the schedules included herein.

# # #

Forward-looking Statements

This release contains disclosures which are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements are based upon Alleghany’s current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and Alleghany’s future financial condition and results. These statements are not guarantees of future performance, and Alleghany has no specific intention to update these statements. The uncertainties and risks include, but are not limited to,

•	significant weather-related or other natural or human-made catastrophes and disasters;

•	the cyclical nature of the property and casualty reinsurance and insurance industries;

•	changes in market prices of Alleghany’s significant equity investments and changes in value of its debt securities portfolio;

•	adverse loss development for events insured by Alleghany’s reinsurance and insurance operating units in either the current year or prior years;

•	the long-tail and potentially volatile nature of certain casualty lines of business written by Alleghany’s reinsurance and insurance operating units;

•	the cost and availability of reinsurance;

•	exposure to terrorist acts and acts of war;

•	the willingness and ability of Alleghany’s reinsurance and insurance operating units’ reinsurers to pay reinsurance recoverables owed to its reinsurance and insurance operating units;

•	changes in the ratings assigned to Alleghany’s reinsurance and insurance operating units;

•	claims development and the process of estimating reserves;

•	legal, political, judicial and regulatory changes, including the federal financial regulatory reform of the insurance industry by the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•	the uncertain nature of damage theories and loss amounts;

•	the reliance by Alleghany’s reinsurance operating units on a limited number of brokers;

•	increases in the levels of risk retention by Alleghany’s reinsurance and insurance operating units;

•	the loss of key personnel;

•	fluctuation in foreign currency exchange rates;

•	the failure to comply with the restrictive covenants contained in the agreements governing its indebtedness;

•	the ability to make payments on, or repay or refinance, its debt;

•	the ability to successfully integrate Transatlantic’s operations and employees; and

•	risks inherent in international operations.

Additional risks and uncertainties include general economic and political conditions, including the effects of a prolonged U.S. or global economic downturn or recession; changes in costs; variations in political, economic or other factors; risks relating to conducting operations in a competitive environment; effects of acquisition and disposition activities, inflation rates, or recessionary or expansive trends; changes in interest rates; extended labor disruptions, civil unrest, or other external factors over which Alleghany has no control; and changes in Alleghany’s plans, strategies, objectives, expectations, or intentions, which may happen at any time at its discretion. As a consequence, current plans, anticipated actions, and future financial condition and results may differ from those expressed in any forward-looking statements made by Alleghany or on its behalf.

For more information, please contact:

Jeff Majtyka/Mike Smargiassi

Brainerd Communicators, Inc.

212-986-6667

ALLEGHANY CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

	September 30, 2012	December 31, 2011
	(unaudited)
	(in thousands, except share amounts)
Assets
Investments:
Available-for-sale securities at fair value:
Equity securities (cost: 2012 – $1,457,758; 2011 – $775,741)	$1,504,601	$870,950
Debt securities (amortized cost: 2012 – $15,908,901; 2011 – $2,538,872)	16,336,461	2,679,528
Short-term investments	235,096	1,096,517

	18,076,158	4,646,995
Other invested assets	383,706	179,815

Total investments	18,459,864	4,826,810
Cash	571,313	84,749
Accrued investment income	164,740	28,879
Premium balances receivable	676,076	147,006
Reinsurance recoverables	1,271,555	852,845
Ceded unearned premiums	171,284	142,946
Deferred acquisition costs	285,604	70,537
Property and equipment at cost, net of accumulated depreciation and amortization	31,098	17,906
Goodwill	82,495	48,095
Intangible assets, net of amortization	165,669	90,863
Current taxes receivable	67,779	—
Net deferred tax assets	449,326	80,975
Other assets	360,839	86,478

	$22,757,642	$6,478,089

Liabilities and Stockholders’ Equity
Loss and loss adjustment expenses	$11,830,765	$2,313,035
Unearned premiums	1,808,766	549,740
Senior Notes	1,815,660	299,035
Reinsurance payable	90,768	45,462
Current taxes payable	—	16,247
Other liabilities	630,614	328,893

Total liabilities	16,176,573	3,552,412

Common stock (shares authorized: 2012 and 2011 – 22,000,000; issued 2012 –17,478,746; 2011 – 9,117,787)	17,479	9,118
Contributed capital	3,626,742	938,037
Accumulated other comprehensive income	314,018	155,532
Treasury stock, at cost (2012 – 546,418 shares; 2011 – 566,141 shares)	(161,490)	(167,319)
Retained earnings	2,784,320	1,990,309

Total stockholders’ equity	6,581,069	2,925,677

	$22,757,642	$6,478,089

ALLEGHANY CORPORATION AND SUBSIDIARIES

Consolidated Statements of Earnings and Comprehensive Income

(unaudited)

	Three Months Ended September 30,
	2012	2011
	(in thousands, except per share amounts)
Revenues
Net premiums earned	$1,092,775	$190,209
Net investment income	90,514	22,050
Net realized capital gains	12,388	22,706
Other than temporary impairment losses	—	(2,756)
Gain on bargain purchase	—	—
Other income	33,843	321

Total revenues	1,229,520	232,530

Costs and Expenses
Net loss and loss adjustment expenses	672,984	121,777
Commissions, brokerage and other underwriting expenses	253,756	68,239
Other operating expenses	47,432	1,757
Corporate administration	9,304	2,649
Amortization of intangible assets	73,356	838
Interest expense	21,764	4,329

Total costs and expenses	1,078,596	199,589

Earnings before income taxes	150,924	32,941
Income taxes	25,480	13,783

Net earnings	$125,444	$19,158

Other comprehensive income:
Change in unrealized gains (losses), net of deferred taxes of $92,641 and $(71,817) for 2012 and 2011, respectively	172,048	(133,375)
Less: reclassification for net realized capital gains and other than temporary impairment losses, net of taxes of $(4,336) and $(6,983) for 2012 and 2011, respectively	(8,052)	(12,968)
Change in unrealized currency translation adjustment, net of deferred taxes of $5,931 and $0 for 2012 and 2011, respectively	11,014	—
Retirement plans	(25)	(50)

Comprehensive income	$300,429	$(127,235)

Basic earnings per share	$7.41	$2.17
Diluted earnings per share	7.41	2.03

ALLEGHANY CORPORATION AND SUBSIDIARIES

Consolidated Statements of Earnings and Comprehensive Income

(unaudited)

	Nine Months Ended September 30,
	2012	2011
	(in thousands, except per share amounts)
Revenues
Net premiums earned	$2,622,914	$555,067
Net investment income	234,568	82,174
Net realized capital gains	119,829	63,888
Other than temporary impairment losses	(2,907)	(2,756)
Gain on bargain purchase	494,940	—
Other income	43,434	1,454

Total revenues	3,512,778	699,827

Costs and Expenses
Net loss and loss adjustment expenses	1,587,815	315,418
Commissions, brokerage and other underwriting expenses	592,809	198,899
Other operating expenses	97,910	18,998
Corporate administration	67,691	14,030
Amortization of intangible assets	213,393	2,516
Interest expense	46,584	13,049

Total costs and expenses	2,606,202	562,910

Earnings before income taxes	906,576	136,917
Income taxes	111,720	31,337

Net earnings	$794,856	$105,580

Other comprehensive income:
Change in unrealized gains (losses), net of deferred taxes of $127,043 and $(31,522) for 2012 and 2011, respectively	235,937	(58,540)
Less: reclassification for net realized capital gains and other than temporary impairment losses, net of taxes of ($40,923) and $(21,396) for 2012 and 2011, respectively	(75,999)	(39,736)
Change in unrealized currency translation adjustment, net of deferred taxes of $(352) and $0 for 2012 and 2011, respectively	(653)	—
Retirement plans	(799)	(229)

Comprehensive income	$953,342	$7,075

Basic earnings per share	$53.19	$11.89
Diluted earnings per share	53.14	11.76

Alleghany Corporation and Subsidiaries

Cash and Investments

(in millions)

	September 30, 2012	December 31, 2011
Equity securities:
Common stock	$1,504.6	$871.0
Preferred stock	—	—

Total equity securities	1,504.6	871.0

Debt securities:
U.S. Government obligations	486.2	267.8
Municipal bonds	6,563.9	1,113.6
Foreign government obligations	838.4	—
U.S. corporate bonds	3,516.8	354.1
Foreign corporate bonds	2,203.7	83.5
Mortgage and asset-backed securities:
Residential mortgage-backed securities	1,975.9	497.3
Commercial mortgage-backed securities	493.9	144.7
Other asset-backed securities	257.7	218.5

Total debt securities	16,336.5	2,679.5

Other invested assets:
Equity method investments	195.7	129.8
Partnership investments	155.5	23.6
Other	32.5	26.4

	383.7	179.8

Short-term investments	235.1	1,096.5

Total investments	18,459.9	4,826.8
Cash	571.3	84.7

Total cash and investments	$19,031.2	$4,911.5

Alleghany Corporation and Subsidiaries

Net Investment Income

(in millions)

	For the Three Months Ended September 30,
	2012	2011
Interest income	$88.2	$25.2
Dividends	8.3	9.6
Equity in income (losses) of Homesite	(2.9)	(9.6)
Equity in income (losses) of ORX	(0.9)	(1.2)
Other investment income (losses)	1.5	(0.4)

Total investment income	94.2	23.6
Investment expenses	(3.7)	(1.5)

Net investment income	$90.5	$22.1

Net investment income—after tax*	$78.6	$18.7

	For the Nine Months Ended September 30,
	2012	2011
Interest income	$218.2	$76.2
Dividends	14.5	29.8
Equity in income (losses) of Homesite	9.5	(16.7)
Equity in income (losses) of ORX	(4.2)	(3.4)
Other investment income (losses)	8.2	1.1

Total investment income	246.2	87.0
Investment expenses	(11.6)	(4.8)

Net investment income	$234.6	$82.2

Net investment income—after tax*	$200.3	$66.3

*	Reflects income tax at a 35.0 percent statutory rate, except for tax-exempt interest income and dividends subject to dividends-received deductions.

Alleghany Corporation and Subsidiaries

Premiums Written

(in millions)

For the Three Months Ended September 30,

	Gross Premiums Written				Net Premiums Written
	2012	2011	Change	% Change	2012	2011	Change	% Change
Reinsurance segment:
Property	$281.9	$—	$281.9	NM	$248.0	$—	$248.0	NM
Casualty and Other	604.6	—	604.6	NM	594.9	—	594.9	NM

	886.5	—	886.5	NM	842.9	—	842.9	NM

Insurance segment:
RSUI	248.9	230.2	18.7	8.1%	155.1	151.8	3.3	2.2%
CATA	40.6	38.8	1.8	4.6%	38.4	36.6	1.8	4.9%
PCC	6.3	1.4	4.9	350.0%	6.1	1.5	4.6	306.7%

	295.8	270.4	25.4	9.4%	199.6	189.9	9.7	5.1%

Intercompany elimination	(5.9)	—	(5.9)	NM	—	—	—
Total	$1,176.4	$270.4	$906.0	NM	$1,042.5	$189.9	$852.6	NM

For the Nine Months Ended September 30,

	Gross Premiums Written				Net Premiums Written
	2012	2011	Change	% Change	2012	2011	Change	% Change
Reinsurance segment:
Property	$660.8	$—	$660.8	NM	$608.6	$—	$608.6	NM
Casualty and Other	1,436.1	—	1,436.1	NM	1,413.5	—	1,413.5	NM

	2,096.9	—	2,096.9	NM	2,022.1	—	2,022.1	NM

Insurance segment:
RSUI	861.4	763.1	98.3	12.9%	551.7	489.2	62.5	12.8%
CATA	120.8	115.0	5.8	5.0%	114.1	108.3	5.8	5.4%
PCC	12.6	2.5	10.1	404.0%	12.5	3.6	8.9	247.2%

	994.8	880.6	114.2	13.0%	678.3	601.1	77.2	12.8%

Intercompany elimination	(12.9)	—	(12.9)	NM	—	—	—
Total	$3,078.8	$880.6	$2,198.2	NM	$2,700.4	$601.1	$2,099.3	NM

Alleghany Corporation and Subsidiaries

Underwriting Results

For the Three Months Ended September 30, 2012

(in millions)

	Reinsurance Segment			Insurance Segment
	Property	Casualty &Other	Total	RSUI	CATA	PCC	Total	Total Segments	Corporate Activities	Consolidated
Premiums written:
Gross	$281.9	$604.6	$886.5	$248.9	$40.6	$6.3	$295.8	$1,182.3	$(5.9)	$1,176.4
Net	248.0	594.9	842.9	155.1	38.4	6.1	199.6	1,042.5	—	1,042.5
Net premiums earned	$264.7	$616.4	$881.1	$169.8	$37.0	$4.9	$211.7	$1,092.8	$—	$1,092.8

Net loss and LAE:
Current year	103.7	458.8	562.5	93.7	18.9	4.0	116.6	679.1	—	679.1
Prior years	—	—	—	(10.8)	4.2	0.5	(6.1)	(6.1)	—	(6.1)

	103.7	458.8	562.5	82.9	23.1	4.5	110.5	673.0	—	673.0
Commissions, brokerage and other underwriting expenses	55.4	125.7	181.1	46.1	19.7	6.9	72.7	253.8	—	253.8

Underwriting profit (loss)	$105.6	$31.9	$137.5	$40.8	$(5.8)	$(6.5)	$28.5	166.0	—	166.0

Net investment income								90.1	0.4	90.5
Net realized capital gains								12.4	—	12.4
OTTI losses								—	—	—
Gain on bargain purchase								—	—	—
Other income								24.2	9.6	33.8
Other operating expenses								36.3	11.1	47.4
Corporate administration								—	9.3	9.3
Amortization of intangible assets								73.3	—	73.3
Interest expense								12.5	9.3	21.8

Earnings before income taxes								$170.6	$(19.7)	$150.9

Ratios:
Net loss and LAE
Current year	39.2%	74.4%	63.8%	55.3%	51.0%	80.5%	55.1%	62.1%
Prior years	0.0%	0.0%	0.0%	-6.4%	11.3%	10.2%	-2.9%	-0.5%

	39.2%	74.4%	63.8%	48.9%	62.3%	90.7%	52.2%	61.6%
Expense	20.9%	20.4%	20.6%	27.1%	53.3%	141.0%	34.3%	23.2%

Combined	60.1%	94.8%	84.4%	76.0%	115.6%	231.7%	86.5%	84.8%

Alleghany Corporation and Subsidiaries

Underwriting Results

For the Three Months Ended September 30, 2011

(in millions)

	Reinsurance Segment			Insurance Segment
	Property	Casualty & Other	Total	RSUI	CATA	PCC	Total	Total Segments	Corporate Activities	Consolidated
Premiums written:
Gross	$—	$—	$—	$230.2	$38.8	$1.4	$270.4	$270.4	$—	$270.4
Net	—	—	—	151.8	36.6	1.5	189.9	189.9	—	189.9
Net premiums earned	$—	$—	$—	$152.2	$36.7	$1.3	$190.2	$190.2	$—	$190.2

Net loss and LAE:
Current year	—	—	—	116.3	19.5	1.0	136.8	136.8	—	136.8
Prior years	—	—	—	(15.3)	(0.5)	0.8	(15.0)	(15.0)	—	(15.0)

	—	—	—	101.0	19.0	1.8	121.8	121.8	—	121.8
Commissions, brokerage and other underwriting expenses	—	—	—	44.1	17.6	6.5	68.2	68.2	—	68.2

Underwriting profit (loss)	$—	$—	$—	$7.1	$0.1	$(7.0)	$0.2	0.2	—	0.2

Net investment income								29.7	(7.6)	22.1
Net realized capital gains								22.1	0.6	22.7
OTTI losses								(2.8)	—	(2.8)
Gain on bargain purchase								—	—	—
Other income								0.3	—	0.3
Other operating expenses								0.7	1.1	1.8
Corporate administration								—	2.7	2.7
Amortization of intangible assets								0.8	—	0.8
Interest expense								—	4.3	4.3

Earnings before income taxes								$48.0	$(15.1)	$32.9

Ratios:
Net loss and LAE
Current year				76.5%	53.2%	74.1%	71.9%	71.9%
Prior years				-10.1%	-1.4%	61.5%	-7.9%	-7.9%

				66.4%	51.8%	135.6%	64.0%	64.0%
Expense				29.0%	47.9%	519.7%	35.9%	35.9%

Combined				95.4%	99.7%	655.3%	99.9%	99.9%

Alleghany Corporation and Subsidiaries

Underwriting Results

For the Nine Months Ended September 30, 2012

(in millions)

	Reinsurance Segment			Insurance Segment
	Property	Casualty &Other	Total	RSUI	CATA	PCC	Total	Total Segments	Corporate Activities	Consolidated
Premiums written:
Gross	$660.8	$1,436.1	$2,096.9	$861.4	$120.8	$12.6	$994.8	$3,091.7	$(12.9)	$3,078.8
Net	608.6	1,413.5	2,022.1	551.7	114.1	12.5	678.3	2,700.4	—	2,700.4
Net premiums earned	$603.6	$1,413.9	$2,017.5	$487.6	$107.3	$10.5	$605.4	$2,622.9	$—	$2,622.9

Net loss and LAE:
Current year	215.5	1,055.5	1,271.0	262.6	52.9	8.1	323.6	1,594.6	—	1,594.6
Prior years	—	—	—	(22.8)	14.1	1.9	(6.8)	(6.8)	—	(6.8)

	215.5	1,055.5	1,271.0	239.8	67.0	10.0	316.8	1,587.8	—	1,587.8
Commissions, brokerage and other underwriting expenses	121.1	256.2	377.3	136.7	58.5	20.3	215.5	592.8	—	592.8

Underwriting profit (loss)	$267.0	$102.2	$369.2	$111.1	$(18.2)	$(19.8)	$73.1	442.3	—	442.3

Net investment income								226.0	8.6	234.6
Net realized capital gains								81.2	38.6	119.8
OTTI losses								(2.9)	—	(2.9)
Gain on bargain purchase								—	494.9	494.9
Other income								25.2	18.2	43.4
Other operating expenses								73.9	24.0	97.9
Corporate administration								—	67.7	67.7
Amortization of intangible assets								213.4	—	213.4
Interest expense								28.2	18.3	46.5

Earnings before income taxes								$456.3	$450.3	$906.6

Ratios:
Net loss and LAE
Current year	35.7%	74.7%	63.0%	53.9%	49.3%	77.1%	53.5%	60.8%
Prior years	0.0%	0.0%	0.0%	-4.7%	13.2%	18.2%	-1.2%	-0.3%

	35.7%	74.7%	63.0%	49.2%	62.5%	95.3%	52.3%	60.5%
Expense	20.1%	18.1%	18.7%	28.0%	54.5%	193.3%	35.6%	22.6%

Combined	55.8%	92.8%	81.7%	77.2%	117.0%	288.6%	87.9%	83.1%

Alleghany Corporation and Subsidiaries

Underwriting Results

For the Nine Months Ended September 30, 2011

(in millions)

	Reinsurance Segment			Insurance Segment
	Property	Casualty & Other	Total	RSUI	CATA	PCC	Total	Total Segments	Corporate Activities	Consolidated
Premiums written:
Gross	$—	$—	$—	$763.1	$115.0	$2.5	$880.6	$880.6	$—	$880.6
Net	—	—	—	489.2	108.3	3.6	601.1	601.1	—	601.1
Net premiums earned	$—	$—	$—	$438.2	$113.9	$3.0	$555.1	$555.1	$—	$555.1

Net loss and LAE:
Current year	—	—	—	283.2	60.1	1.6	344.9	344.9	—	344.9
Prior years	—	—	—	(46.9)	0.5	16.9	(29.5)	(29.5)	—	(29.5)

	—	—	—	236.3	60.6	18.5	315.4	315.4	—	315.4
Commissions, brokerage and other underwriting expenses	—	—	—	126.3	54.2	18.4	198.9	198.9	—	198.9

Underwriting profit (loss)	$—	$—	$—	$75.6	$(0.9)	$(33.9)	$40.8	40.8	—	40.8

Net investment income								90.9	(8.7)	82.2
Net realized capital gains								63.3	0.6	63.9
OTTI losses								(2.8)	—	(2.8)
Gain on bargain purchase								—	—	—
Other income								0.6	0.9	1.5
Other operating expenses								16.1	2.9	19.0
Corporate administration								—	14.1	14.1
Amortization of intangible assets								2.5	—	2.5
Interest expense								0.1	13.0	13.1

Earnings before income taxes								$174.1	$(37.2)	$136.9

Ratios:
Net loss and LAE
Current year				64.6%	52.8%	53.3%	62.1%	62.1%
Prior years				-10.7%	0.4%	573.0%	-5.3%	-5.3%

				53.9%	53.2%	626.3%	56.8%	56.8%
Expense				28.8%	47.6%	621.4%	35.8%	35.8%

Combined				82.7%	100.8%	1247.7%	92.6%	92.6%